UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 20, 2019 (June 19, 2019)

KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47546-2256
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.05 per share	KBAL	The NASDAQ Stock Market LLC
Securities registered pursuant to Section 12(g) of the Act: None

Item 2.05 Costs Associated with Exit or Disposal Activities
On June 19, 2019, the Board of Directors (the “Board”) of Kimball International, Inc. (the “Company”) approved a transformation plan (the “Transformation Plan”) in alignment with its recently announced Kimball International Connect strategy. The Transformation Plan includes several activities intended to streamline the organization, to optimize resources for future growth, and to improve efficiency and build capabilities across the organization. The Company believes the Transformation Plan will establish a more cost-efficient structure that better aligns operations with the new long-term strategy.
The following is a summary of the activities the Company will be undertaking pursuant to the Transformation Plan:

•
The Company is reviewing its overall manufacturing facility footprint to identify opportunities to reduce excess capacity and gain efficiencies. As part of this initiative, the Company plans to exit a leased seating manufacturing facility in Martinsville, Virginia in the second half of fiscal year 2020. The Company will move a portion of its production from that facility into another existing production facility and will outsource the remainder from a third party. The Company is continuing to evaluate its production capabilities and capacity across the organization for additional opportunities.

•
The Transformation Plan includes the creation of center-led functions for finance, human resources, information technology and legal functions which is expected to result in standardization of processes and elimination of duplication across the Company. In addition, the Company is centralizing its supply chain efforts to maximize supplier value and plans to drive more efficient practices and operations within its logistics function.

•	The Company plans to reallocate Kimball brand selling resources to higher-growth markets. In addition, the Company will exit four of its product showrooms across its brands.
The Transformation Plan will begin immediately, and the Company expects a substantial majority of the underlying activities of these aforementioned actions to be completed by the end of its fiscal year 2020.
The Company currently estimates it will incur total pre-tax restructuring charges of approximately $8.0 million to $9.0 million related to the initiatives under the Transformation Plan, with $1.0 million to $1.5 million expected to be recorded in fiscal year 2019, and the remainder in fiscal year 2020. The restructuring charges are expected to consist of approximately $3.5 million to $3.8 million for severance and other employee-related costs, $2.0 million to $2.5 million for facility exit costs, and $2.5 million to $2.7 million for lease asset impairment. Approximately 65% of the total cost estimate is expected to be cash expense.
When the Transformation Plan is fully implemented, the Company anticipates annualized pre-tax savings of approximately $10.0 million. Fiscal year 2020 pre-tax savings are expected to be approximately $8.0 million.
In addition to the expected savings from the Transformation Plan, the Company is also targeting an additional savings in fiscal year 2020 of approximately $8.0 million related to other cost reduction initiatives the Company is undertaking that are not included in the Transformation Plan. The Company currently estimates that the total anticipated pre-tax savings in fiscal year 2020 related to both the Transformation Plan and other cost reduction initiatives will be approximately $16.0 million.
The information set forth below under Item 5.02 is incorporated by reference into this Item 2.05.

Item 2.06 Material Impairments
The information set forth above under Item 2.05 is incorporated by reference into this Item 2.06.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
President and Chief Operating Officer Positions
As part of its review and approval of the Transformation Plan, the Board also reviewed with management the efficiency of the Company’s current organizational structure. On June 19, 2019, the Board, in consultation with Donald W. Van Winkle, the Company’s President and Chief Operating Officer, determined that the positions of President and Chief Operating Officer would be eliminated.
Mr. Van Winkle is also currently filling the role of Interim President for the Kimball brand and will remain in his capacity as President, Chief Operating Officer and Interim President, Kimball through a thoughtful transition as the Company works to fill the Kimball brand President role.
At the end of such transition period, Mr. Van Winkle will receive a payout pursuant to the terms of his Executive Employment Agreement, as described under “Employment and Change in Control Agreements with NEOs and Potential Payments upon Termination or Change in Control” in the Company’s definitive proxy statement filed with the SEC on September 10, 2018.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are furnished as part of this report:

Exhibit
Number	Description
99.1	Press Release dated June 20, 2019

Certain statements contained within this document are considered “forward-looking” under the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of words such as “expects”, “anticipates”, “approximately” and “estimates”. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including, but not limited to, the Company’s ability to successfully complete and to fully realize the expected benefits of the Transformation Plan. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2018 and other filings with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Michelle R. Schroeder
MICHELLE R. SCHROEDER Vice President, Chief Financial Officer
Date: June 20, 2019